Exhibit 32.1

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350

Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Herbalife Nutrition Ltd., or the Company, on Form 10-Q for the period ended September 30, 2018 as filed with the Securities and Exchange Commission on the date hereof, or the Report, and pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Company certify that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ RICHARD P. GOUDIS
Richard P. Goudis Chief Executive Officer

Dated: October 30, 2018

/s/ BOSCO CHIU
Bosco Chiu Executive Vice President, Chief Financial Officer

Dated: October 30, 2018

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.